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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                October 12, 2005

                        (Date of earliest event reported)

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                                    a21, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
         (State or other Jurisdiction of Incorporation or Organization)

         333-68213                                              74-2896910
  (Commission File Number)                                     (IRS Employer
                                                            Identification No.)

                             7660 Centurion Parkway
                           Jacksonville, Florida 32256
              (Address of Principal Executive Offices and zip code)
                                  904-565-0066
                             (Registrant's telephone
                          number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Item 2.01. Completion of Acquisition or Disposition of Assets

      On October 12, 2005, a21, Inc. ("a21") completed the acquisition of all of the outstanding stock of Ingram Publishing Limited ("Ingram") from its shareholders. Ingram is a UK-based provider of subscription, CD-ROM and individual royalty-free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities. Ingram's primary assets include approximately 100,000 images that it licenses from third parties, receivables from its customers and cash. Ingram is now an indirect subsidiary of a21. a21 intends to continue to use Ingram's assets for the same purposes.

      In consideration for the outstanding stock of Ingram, the shareholders received $965,039 in cash, $1,448,000 in the form of preferred stock of a21 which is convertible into shares of a21 common stock at a minimum price of $0.50 per share, and 3,620,000 shares of a21 common stock. Final adjustments will be made to the purchase price after finalization of Ingram's closing balance sheet. In addition, a21 repaid a $1,548,071 credit facility of Ingram and other Ingram debt and transactions costs of $286,890. Ingram had no other material liabilities at closing other than ordinary course accounts payable and accrued expenses. The amount of consideration was determined by an arms length negotiation.

      The issuance of a21 shares was exempt from Securities Act registration under Section 4(2), due to the limited number (4) of shareholders and their relationships among themselves.

      Immediately after completing the acquisition, a21 had 70,060,237 common shares issued and outstanding.

      Item 3.02. Unregistered Sales of Securities

      See Item 2.01.

      Item 9.01. Financial Statements and Exhibits

      (a), (b) Financial statements and pro forma financial information required by Items 9.01(a) and (b) will be filed by amendment by December 27, 2005.

      (c) Exhibits

      Press Release, dated October 12, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       A21, INC.


Date:  October 18, 2005                By: /s/ Thomas V. Butta
                                           -------------------------------------
                                           Name:  Thomas V. Butta
                                           Title: President


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